EXHIBIT 10.1
                                    AMENDMENT
                                     TO THE
                       CENTURY TELEPHONE ENTERPRISES, INC.
                        DOLLARS AND SENSE PLAN AND TRUST


      WHEREAS, Century Telephone Enterprises, Inc. (the "Company"), approved and adopted the Century Telephone Enterprises, Inc. Dollars and Sense Plan (the "Plan") and Trust Agreement (the "Trust") which were originally effective May 1, 1986 and most recently restated generally effective April 1, 1992;

      WHEREAS, Section 19.1 of the Plan and Trust provides that the Company reserves the right to amend the Plan and Trust;

      NOW THEREFORE RESOLVED, that Section 1 is amended effective for the first pay period beginning on or about July 1, 1997 as follows:

1. Section 1 is amended to restate Subsection 1.17 in its entirety as follows:

      1.17  "Eligible Employee."  An Employee of an Employer, except any
             Employee:

            (a) whose compensation and conditions of employment are covered by a collective bargaining agreement to which an Employer is a party unless the agreement calls for the Employee's participation in the Plan; or

            (b) who is a temporary Employee hired specifically to fill temporary or occasional needs.

Century Telephone Enterprises, Inc.
Dollars and Sense Plan and Trust

Dated: June 26, 1997                      Century Telephone Enterprises, Inc.

                                          By:  /s/ R. Stewart Ewing, Jr.
                                              __________________________

                                              Title:    CFO
                                                     ___________________


The provisions of the above amendment which relate to the Trustee are hereby approved and executed.

Date:_______________                      BZW Barclays Global Investors,
                                          National Association

                                          By:____________________________

                                              Title: ____________________

Date:_______________                      BZW Barclays Global Investors,
                                          National Association

                                          By:____________________________

                                              Title: ____________________